                                                                   Exhibit 10.45

                                 TRUST AGREEMENT


                            Dated as of July 28, 2000


                                     between


                               THE SEVERAL HOLDERS
                        FROM TIME TO TIME PARTIES HERETO,
                                 as the Holders,


                                       and


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                              as the Owner Trustee


                                 VS TRUST 2000-2
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                                TABLE OF CONTENTS

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                                                                                                                     PAGE
ARTICLE I DEFINITIONS............................................................................................      1

      Section 1.1 Definitions....................................................................................      1
      Section 1.2 Interpretation.................................................................................      2

ARTICLE II AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS; DECLARATION OF TRUST BY TRUST COMPANY.............      2

      Section 2.1 Authority To Execute and Perform Various Documents.............................................      2
      Section 2.2 Declaration of Trust by Trust Company..........................................................      2

ARTICLE III CONTRIBUTIONS AND PAYMENTS...........................................................................      3

      Section 3.1 Procedure for Holder Advances; Certificates....................................................      3
      Section 3.2 Holder Yield...................................................................................      4
      Section 3.3 Scheduled Return of Holder Advances............................................................      5
      Section 3.4 Early Return of Advances.......................................................................      5
      Section 3.5 Payments from Trust Estate Only................................................................      6
      Section 3.6 Method of Payment..............................................................................      6
      Section 3.7 Computation of Yield...........................................................................      6
      Section 3.8 Conversion and Continuation Options............................................................      7
      Section 3.9 Notice of Amounts Payable......................................................................      7

ARTICLE IV COLLECTIONS AND DISTRIBUTIONS.........................................................................      8

      Section 4.1 Collections and Remittances by the Owner Trustee...............................................      8
      Section 4.2 Priority of Distributions......................................................................      9
      Section 4.3 Excepted Payments..............................................................................      9
      Section 4.4 Distributions after Default....................................................................      9

ARTICLE V DUTIES OF THE OWNER TRUSTEE............................................................................      9

      Section 5.1 Notice of Certain Events.......................................................................      9
      Section 5.2 Action Upon Instructions.......................................................................     10
      Section 5.3 Indemnification................................................................................     10
      Section 5.4 No Duties Except as Specified In Trust Agreement or Instructions...............................     10
      Section 5.5 No Action Except Under Specified Documents or Instructions.....................................     11
      Section 5.6 Absence of Duties..............................................................................     11

ARTICLE VI THE OWNER TRUSTEE.....................................................................................     12

      Section 6.1 Acceptance of Trust and Duties.................................................................     12
      Section 6.2 Furnishing of Documents........................................................................     12
      Section 6.3 No Representations or Warranties as to the Properties or Operative Agreements..................     12
      Section 6.4 No Segregation of Moneys; No Interest..........................................................     13
      Section 6.5 Reliance; Advice of Counsel....................................................................     13
      Section 6.6 Liability With Respect to Documents............................................................     13
      Section 6.7 Not Acting In Individual Capacity..............................................................     13

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
      Section 6.8 Books and Records; Tax Returns.................................................................     14
      Section 6.9 Tax Treatment..................................................................................     14

ARTICLE VII INDEMNIFICATION OF THE OWNER TRUSTEE.................................................................     14

      Section 7.1 Indemnification Generally......................................................................     14
      Section 7.2 Compensation and Expenses......................................................................     15
      Section 7.3 Limitation.....................................................................................     15

ARTICLE VIII TERMINATION OF TRUST AGREEMENT......................................................................     15

      Section 8.1 Termination of Trust Agreement.................................................................     15
      Section 8.2 Termination at Option of the Holders...........................................................     15
      Section 8.3 Termination at Option of the Owner Trustee.....................................................     16
      Section 8.4 Actions by the Owner Trustee Upon Termination..................................................     16
      Section 8.5 Bankruptcy of Holder...........................................................................     16

ARTICLE IX SUCCESSOR OWNER TRUSTEES,  CO-OWNER TRUSTEES AND SEPARATE OWNER TRUSTEES..............................     16

      Section 9.1 Resignation of the Owner Trustee; Appointment of Successor.....................................     16
      Section 9.2 Co-Trustees and Separate Trustees..............................................................     17
      Section 9.3 Notice ........................................................................................     20
      Section 9.4 Required Consents..............................................................................     20

ARTICLE X AMENDMENTS.............................................................................................     21

      Section 10.1 Amendments....................................................................................     21
      Section 10.2 Limitation on Amendments......................................................................     21

ARTICLE XI MISCELLANEOUS.........................................................................................     21

      Section 11.1   No Legal Title to Trust Estate in the Holders...............................................     21
      Section 11.2   Sale of Property by the Owner Trustee is Binding............................................     21
      Section 11.3   Limitations on Rights of Others.............................................................     21
      Section 11.4   Notices ....................................................................................     22
      Section 11.5   Severability................................................................................     22
      Section 11.6   Limitation on the Holders' Liability........................................................     22
      Section 11.7   Separate Counterparts.......................................................................     22
      Section 11.8   Successors and Assigns......................................................................     22
      Section 11.9   Headings....................................................................................     22
      Section 11.10  Governing Law ..............................................................................     23
      Section 11.11  Performance by the Holders .................................................................     23
      Section 11.12  Conflict with Operative Agreements .........................................................     23
      Section 11.13  No Implied Waiver ..........................................................................     23
      Section 11.14  SUBMISSION TO JURISDICTION; VENUE ..........................................................     23
      Section 11.15  Third Party Beneficiary ....................................................................     23
      Section 11.16  Representation and Warranties ..............................................................     23
      Section 11.17  Mutilated, Destroyed, Lost or Stolen Certificates ..........................................     23

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Schedule I -      Holder Commitments

EXHIBIT A -       Form of Holder Certificate

EXHIBIT B -       Form of Assignment and Acceptance

                                 TRUST AGREEMENT


         THIS TRUST AGREEMENT, dated as of July 28, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Trust Agreement"), is among the several banks and other financial institutions from time to time parties to this Trust Agreement (individually, each of the foregoing may be referred to as a "Holder," and collectively, the foregoing together with such other persons and entities that become holders hereunder, the "Holders"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its individual capacity ("Trust Company"), and in its capacity as owner trustee hereunder, together with its successors and assigns (the "Owner Trustee").

         WHEREAS, in order to provide a portion of the funds for carrying out the other transactions contemplated by the Operative Agreements, each Holder will make its respective Holder Advances pursuant to this Trust Agreement and the Participation Agreement (as defined below);

         WHEREAS, the Holders desire to provide for the Trust to exist for the purpose of (a) developing, acquiring, installing, constructing and testing the Property and leasing such Property to Lessee and (b) carrying out certain transactions contemplated by the Operative Agreements; and

         WHEREAS, Trust Company is willing to act as trustee hereunder and to accept the trust created hereby (the "Trust").

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. For purposes of this Trust Agreement (including without limitation the "WHEREAS" clauses set forth above), capitalized terms used in this Trust Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of July 28, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among VERITAS Software Global Corporation, as the Lessee and the Construction Agent, the various parties thereto from time to time, as the Guarantor, the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, ABN AMRO Bank N.V., as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests, Credit Suisse First Boston, as Documentation Agent and Credit Lyonnais Los Angeles Branch, as Syndication Agent. Unless otherwise indicated, references in this Trust Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Trust Agreement.

         SECTION 1.2 INTERPRETATION. The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Trust Agreement.

                                   ARTICLE II

                    AUTHORITY TO EXECUTE AND PERFORM VARIOUS
                DOCUMENTS; DECLARATION OF TRUST BY TRUST COMPANY

         SECTION 2.1 AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS. Each Holder hereby authorizes and directs the Owner Trustee (a) to execute and deliver, as trustee for and on behalf of each such Holder, each Operative Agreement to which the Owner Trustee is a party and any other agreements, instruments, certificates or documents related to the transactions contemplated hereby to which the Owner Trustee is a party, (b) to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clause (a) above as set forth in such documents, agreements and certificates, and (c) subject to the terms of this Trust Agreement, to take such other action in connection with the foregoing as the Holders may from time to time direct.

         SECTION 2.2 DECLARATION OF TRUST BY TRUST COMPANY.

                  (a) Trust Company hereby declares that it will hold all estate, right, title and interest of the Owner Trustee in, to and under the Property, each Holder Advance, the Operative Agreements, any other property contributed by any Holder and any and all other property or assets from time to time of the Trust, including without limitation all amounts of Rent, insurance proceeds and condemnation awards, indemnity or other payments of any kind (collectively, the "Trust Estate") as the Owner Trustee upon the trusts set forth herein and for the use and benefit of each Holder, subject, however, to the provisions of the Credit Agreement and the Security Documents. The name of the Trust shall be "VS Trust 2000-2".

                  (b) The purpose of the Trust is to hold title to the Trust Estate for the benefit of the Holders and to engage in activities ancillary and incidental thereto (including, without limitation, contracting with third parties to engage in business activities for the benefit of the Trustee Estate) as the Holders shall determine to be desirable. Except in connection with the foregoing, the Owner Trustee shall not (i) engage in any business activity, (ii) have any property, rights or interest, whether real or personal, tangible or intangible, (iii) incur any legal liability or obligation, whether fixed or contingent, matured or unmatured, other than in the normal course of the administration of the Trust or (iv) subject any of its property or assets to any mortgage, Lien, security interest or other claim or encumbrance, other than in favor of the Lenders or the Holders pursuant to the provisions of the Operative Agreements and this Trust Agreement. THIS TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE TRUST ESTATE, SUBJECT TO THE RIGHTS OF THE LENDERS, FOR THE BENEFIT OF THE HOLDERS. THE OWNER TRUSTEE MAY

NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO ANY PROPERTY COMPRISING THE TRUST ESTATE NOR SHALL THIS AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN THE OWNER TRUSTEE, THE HOLDERS, THE AGENT AND THE LENDERS.

                                  ARTICLE III

                           CONTRIBUTIONS AND PAYMENTS

         SECTION 3.1 PROCEDURE FOR HOLDER ADVANCES; CERTIFICATES.

                  (a) Upon receipt from Lessee by the Agent of a Requisition, and subject to the terms and conditions of the Participation Agreement, the Agent shall request from each Holder its pro rata share of any Advance and each Holder shall make its pro rata share of any Advance under the Holder Commitment of such Holder, as set forth on Schedule I hereto, on each date Advances are made pursuant to Section 5 of the Participation Agreement. The Agent may request an Advance under the Holder Commitments during the Commitment Period in respect of any portion of the Property on any date that an Advance may be requested pursuant to the terms of Section 5.2(a) of the Participation Agreement, provided, that the Agent shall give each Holder irrevocable notice (which notice must be received by such Holder no less than three (3) Business Days prior to the requested date of the Holder Advance) specifying (i) the amount to be advanced (which on any date shall not be in excess of the then Available Holder Commitment), (ii) the requested date of advance and the portion of the Property to which such Holder Advance relates, (iii) whether the Holder Advance is to be a Eurodollar Holder Advance or an ABR Holder Advance or a combination thereof,
(iv) if the Holder Advance is to be a combination of Eurodollar Holder Advances and ABR Holder Advances, the respective amounts of each type of Holder Advance and (v) the Interest Period applicable to any Eurodollar Holder Advances. Pursuant to the terms of the Participation Agreement, the Agent shall be deemed to have delivered such notice upon the delivery of a notice by the Construction Agent or Lessee containing such required information.

                  (b) Upon receipt of any such notice delivered pursuant to
Section 3.1(a), each Holder shall make the amount of its Advance available to the Agent for the account of the Owner Trustee at the office of the Agent referred to in Section 12.2 of the Participation Agreement (or at such other address as may be identified by the Agent from time to time) prior to 10:00 a.m., San Francisco, California time on the date requested by Lessee in funds immediately available to the Owner Trustee.

                  (c) Holder Yield accruing on each Holder Advance during the Construction Period with respect to any portion of the Property shall be paid on the relevant Scheduled Interest Payment Date with the proceeds of an Interest Payment Advance pursuant to the provisions of Section 5.1(b) of the Participation Agreement.

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
                  (d) The Holder Advances made by each Holder to the Trust Estate shall be evidenced by a Certificate of the Owner Trustee, substantially in the form of Exhibit A hereto, issued in the name of the Holder and in an amount equal to the Holder Commitment of such Holder. Each Certificate shall (i) be dated on or about the Closing Date, (ii) provide that the Holder Advances made with respect to any portion of the Property shall mature on the Maturity Date with respect to such portion of the Property and (iii) bear a yield on the unpaid Holder Amount thereof from time to time outstanding at the Holder Yield.

                  (e) To the extent that the Owner Trustee, in its capacity as Borrower under the Credit Agreement, shall have elected to terminate or reduce the amount of the Commitments pursuant to Section 2.5(a) of the Credit Agreement, a pro rata election shall be deemed to have been made with respect to the Holder Commitment. The Holder Commitments respecting any particular portion of the Property shall automatically be reduced to zero (0) upon the occurrence of the Rent Commencement Date respecting such portion of the Property. On any date on which the Commitments shall be reduced to zero (0) as a result of a Credit Agreement Event of Default, the Holder Commitments shall automatically be reduced to zero (0) and the Owner Trustee shall prepay the Certificates in full for the outstanding Holder Amount, together with accrued but unpaid Holder Yield thereon and all other amounts owing under the Certificates.

                  (f) The Holder Commitment of each Holder may be increased pursuant to the agreement of such Holder, in its sole and absolute discretion, in accordance with the provisions set forth in Section 2.1 of the Construction Agency Agreement or Section 5.12 of the Participation Agreement.

         SECTION 3.2 HOLDER YIELD.

                  (a) Holder Advances shall bear yield payable by the Owner Trustee and calculated at the rate of Holder Yield applicable from time to time. The Owner Trustee shall pay to each Holder, from the Trust Estate, its pro rata portion of Holder Yield on Holder Advances made hereunder. Payment of Holder Yield to each Holder in respect of Holder Advances made for any portion of the Property shall be made in arrears on each Scheduled Interest Payment Date occurring after the Rent Commencement Date in respect of such portion of the Property (but for Holder Yield on any Holder Advance calculated on the basis of the six (6) month Eurodollar Rate, such Holder Yield shall be payable in arrears on each applicable three (3) month anniversary date of such Holder Advance) or as otherwise provided herein or in Section 2.6 of the Credit Agreement or
Section 8.7 of the Participation Agreement.

                  (b) If (i) all or a portion of Holder Yield shall not be received by the Holders when due (whether at the stated maturity, by acceleration or otherwise) or (ii) (A) a replacement Construction Agent is hired in accordance with the provisions of the Construction Agency Agreement, (B) Completion of any portion of the Property has not occurred on or prior to the Construction Period Termination Date therefor, or (C) the cost of any portion of the Property exceeds the original Construction Budget therefor (or the applicable Construction Budget as modified in accordance with the Operative Agreements) in each case as previously delivered to the Agent, such overdue amount (in the case of Section 3.2(b)(i)) or all Holder Advances, Holder Yield and all other amounts payable hereunder (in the case of Section 3.2(b)(ii)) shall, without limiting the rights of the Holders hereunder or under any Operative Agreement, bear interest at the Holder Overdue Rate, in each case (x) from the date of nonpayment until paid (whether after or before judgment) (in the case of Section 3.2(b)(i)) or (y) Completion of the applicable portion of the Property (in the case of Section 3.2(b)(ii)). All such amounts referenced in this Section 3.2(b) shall be paid upon demand.

         SECTION 3.3 SCHEDULED RETURN OF HOLDER ADVANCES. The outstanding Holder Amount in respect of any portion of the Property shall be due in full on the Expiration Date applicable to such portion of the Property. On each such Expiration Date, subject to the terms of the Participation Agreement, the Owner Trustee shall pay to each Holder its portion of the aggregate Holder Amount then due, together with all accrued but unpaid Holder Yield and all other amounts due to such Holders from the Owner Trustee hereunder or under the Operative Agreements.

         SECTION 3.4 EARLY RETURN OF ADVANCES.

                  (a) Subject to Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement and Section 5.9 of the Credit Agreement, the Owner Trustee may at any time and from time to time prepay the Certificates, in whole or in part, without premium or penalty, upon at least three (3) Business Days' irrevocable notice to the Agent, on behalf of the Holders, specifying the date and amount of prepayment and whether the prepayment is of ABR Holder Advances or Eurodollar Holder Advances or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon receipt of such notice, the Agent shall promptly notify the Holders thereof. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid shall not be readvanced, except as set forth in Section 5.2(d) of the Participation Agreement.

                  (b) If on any date the Agent or the Owner Trustee shall receive any payment in respect of (i) any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to Lessee in accordance with the Lease), or (ii) the Termination Value of any portion of the Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) the Termination Value of any portion of the Property or such other applicable amount in connection with the exercise of a Purchase Option under Article XX of the Lease or the exercise of the option of the Owner Trustee to transfer any portion of the Property to the Lessee pursuant to Section 20.3 of the Lease or (iv) any payment required to be made or elected to be made by the Construction Agent to the Owner Trustee pursuant to the Construction Agency Agreement, then in each case, the Holders shall receive proceeds in accordance with Section 8.7(b) of the Participation Agreement.

                  (c) Each prepayment of the Certificates pursuant to Section 3.4(a) shall be allocated to reduce the respective Holder Property Costs of all portions of the Property pro rata according to the Holder Property Costs of such portions of the Property immediately before giving effect to such prepayment. Each prepayment of the Certificates pursuant to Section 3.4(b) shall be allocated to reduce the Holder Property Cost of the Property or the portion(s) thereof subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to such prepayment.

         SECTION 3.5 PAYMENTS FROM TRUST ESTATE ONLY. All payments to be made by the Owner Trustee under this Trust Agreement (including without limitation any payments pursuant to Section 11.4 of the Participation Agreement) shall be made only from the income and proceeds from the Trust Estate and only to the extent that the Owner Trustee shall have received income or proceeds from the Trust Estate to make such payments in accordance with the terms hereof, except as specifically provided in Section 6.1. Each Holder agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for payment as herein provided and that, except as specially provided in any Operative Agreement, Trust Company shall not be liable to any Holder for any amounts payable under this Trust Agreement and shall not be subject to any liability under this Trust Agreement.

         SECTION 3.6 METHOD OF PAYMENT. All amounts payable to a Holder pursuant to this Trust Agreement shall be paid or caused to be paid by the Owner Trustee to, or for the account of, such Holder, or its nominee, by transferring such amount in immediately available funds to a bank institution or banking institutions with bank wire transfer facilities for the account of such Holder or as otherwise instructed in writing from time to time by such Holder.

         SECTION 3.7 COMPUTATION OF YIELD.

                  (a) Whenever it is calculated on the basis of the Prime Lending Rate, Holder Yield shall be calculated on the basis of a year of three hundred sixty-five (365) days (or three hundred sixty-six (366) days, as the case may be) for the actual days elapsed; and, otherwise, Holder Yield shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. Any change in the Holder Yield resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective.

                  (b) Pursuant to Section 12.12 of the Participation Agreement, the calculation of Holder Yield under this Section 3.7 shall be made by the Agent. Each determination of an interest rate by the Agent shall be conclusive and binding on the Owner Trustee and the Holders in the absence of manifest error.

                  (c) If the Eurodollar Rate cannot be determined by the Agent in the manner specified in the definition of the term "Eurodollar Rate", the Owner Trustee shall give or cause to be given telecopy or telephonic notice thereof to the Holders as soon as practicable after receipt of same from the Agent. Commencing on the Scheduled Interest Payment Date next occurring after the delivery of such notice and continuing until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, all outstanding Holder Advances shall bear a yield at the ABR. Until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, no further Eurodollar Holder Advances shall be made or shall be continued as such at the end of the then current Interest Period nor shall the Owner Trustee have the right to convert ABR Holder Advances to Eurodollar Holder Advances.

         SECTION 3.8 CONVERSION AND CONTINUATION OPTIONS.

                  (a) The Owner Trustee may elect from time to time to convert Eurodollar Holder Advances to ABR Holder Advances by giving the Agent (on behalf of the Holders) at least three (3) Business Days' prior irrevocable notice of such election, provided, that any such conversion of Eurodollar Holder Advances may only be made on the last day of an Interest Period with respect thereto, and provided, further, to the extent an Event of Default has occurred and is continuing on the last day of any such Interest Period, the applicable Eurodollar Holder Advance shall automatically be converted to an ABR Holder Advance. The Owner Trustee may elect from time to time to convert ABR Holder Advances to Eurodollar Holder Advances by giving the Agent (on behalf of the Holders) at least three (3) Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Holder Advances shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice, the Agent (on behalf of the Holders) shall promptly notify each Holder thereof. All or any part of outstanding Eurodollar Holder Advances or ABR Holder Advances may be converted as provided herein, provided, that (i) no ABR Holder Advance in respect of any portion of the Property may be converted into a Eurodollar Holder Advance after the date that is one (1) month prior to the applicable Maturity Date and (ii) such notice of conversion shall contain an election by the Owner Trustee of an Interest Period for such Eurodollar Holder Advance to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term "Interest Period" including without limitation subparagraphs (A) through
(D) thereof.

                  (b) Subject to the restrictions set forth in Section 3.1, except as otherwise requested by the Owner Trustee upon at least three (3) Business Days' prior written notice to the Agent (on behalf of the Holders) in accordance with the notice provisions for the conversion of ABR Holder Advances to Eurodollar Holder Advances set forth herein and the applicable provisions of the term "Interest Period" of the length of the next Interest Period to be applicable to such Eurodollar Holder Advances, any Eurodollar Holder Advance shall be continued as a Eurodollar Holder Advance of the same Interest Period upon the expiration of the then current Interest Period with respect thereto without the need for the Owner Trustee to give notice to the Agent (on behalf of the Holders), provided, that no Eurodollar Holder Advance in respect of any portion of the Property may be continued as such after the date that is one (1) month prior to the applicable Maturity Date, provided, further, no Eurodollar Holder Advance may be continued as such if an Event of Default has occurred and is continuing as of the last day of the Interest Period for such Eurodollar Holder Advance, and provided, further, that if the Owner Trustee shall fail to give any required notice as described above or if such continuation is not permitted pursuant to the preceding proviso or otherwise, such Advances shall automatically be converted to ABR Advances on the last day of such then expiring Interest Period.

         SECTION 3.9 NOTICE OF AMOUNTS PAYABLE.

                  (a) In the event that any Holder becomes aware that any amounts are or will be owed to it pursuant to Sections 11.2 or 11.3 of the Participation Agreement or that it is unable to make Holder Advances which bear a yield based on the Eurodollar Rate plus the Applicable Percentage for Eurodollar Holder Advances, then it shall promptly notify the Owner Trustee thereof and, as soon as possible thereafter, such Holder shall submit to the Owner Trustee a certificate indicating the amount owing to it and the calculation thereof. The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Owner Trustee hereunder.

                  (b) In the event that (i) any Holder shall fail to make available to the Owner Trustee such Holder's ratable portion of any Holder Advance (and no Default or Event of Default shall have occurred and be continuing) or (ii) any Holder delivers to the Owner Trustee a certificate in accordance with Section 3.9(a), or any Holder is required to make Holder Advances with Holder Yields calculated at the ABR in accordance with Section 11.3(d) of the Participation Agreement, or (iii) any Holder does not consent to an increase in the aggregate Lender Commitments and aggregate Holder Commitments requested pursuant to a Commitment Increase Request delivered pursuant to
Section 5.12 of the Participation Agreement, then, subject to Section 9.2 of the Participation Agreement, the Owner Trustee may, at the expense of Lessee and in the discretion of the Owner Trustee, (i) require such Holder to transfer or assign, in whole or (with such Holder's consent) in part, without recourse (in accordance with Section 11.8), all or (with such Holder's consent) part of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to a replacement bank or institution if the Owner Trustee (subject to Section 9.2 of the Participation Agreement) and with the full cooperation of such Holder) can identify a Person who is ready, willing and able to be such replacement bank or institution with respect thereto and such replacement bank or institution (which may be another Holder) shall assume such assigned obligations and, in the case of a transfer or assignment pursuant to clause (iii) above, such replacement is willing to consent to the increase requested in such Commitment Increase Request, or (ii) during such time as no Default or Event of Default has occurred and is continuing, terminate the Holder Commitment of such Holder and prepay the outstanding Holder Advances of such Holder, provided, however, that (x) subject to Section 9.2 of the Participation Agreement, the Owner Trustee or such replacement bank or institution, as the case may be, shall have paid to such Holder in immediately available funds the amount of the Holder Advances and Holder Yield accrued to the date of such payment on the Holder Advances made by it hereunder (and, if such Holder is also a Lender, the principal and interest on all Loans accrued and unpaid thereon) and (y) such assignment or termination of the Holder Commitment of the Holder and prepayment of the Holder Advances do not conflict with any law, rule or regulation or order of any court or Governmental Authority.

                                   ARTICLE IV

                          COLLECTIONS AND DISTRIBUTIONS

         SECTION 4.1 COLLECTIONS AND REMITTANCES BY THE OWNER TRUSTEE. The Owner Trustee agrees that, subject to the provisions of this Trust Agreement and the Operative Agreements, it will during the term of this Trust administer the Trust Estate and, at the direction of the Holders, take steps to collect all Rent and other sums payable to the Owner Trustee by Lessee under the Lease. The Owner Trustee agrees to distribute, or cause to be distributed, all proceeds received from the Trust Estate in accordance with Article III and Sections 4.2 and 4.3. The Owner Trustee shall make, or cause to be made, such distribution promptly upon receipt of such proceeds (provided, such proceeds are available for distribution) by the Agent (on behalf of the Owner Trustee), it being understood and agreed that the Owner Trustee shall not be obligated to make, or to cause to be made, such distribution until the funds for such distribution have been received by the Agent (on behalf of the Owner Trustee) in cash or its equivalent reasonably acceptable to the Owner Trustee.

         SECTION 4.2 PRIORITY OF DISTRIBUTIONS. Subject to the terms and requirements of the Operative Agreements, all payments and amounts received by Trust Company as the Owner Trustee or on its behalf shall be distributed to the Agent for allocation by the Agent in accordance with the terms of Section 8.7 of the Participation Agreement.

         SECTION 4.3 EXCEPTED PAYMENTS. Anything in this Article IV or elsewhere in this Trust Agreement to the contrary notwithstanding, any Excepted Payment received at any time by the Owner Trustee shall be distributed promptly to the Person entitled to receive such Excepted Payment. Such funds, if not distributed on the day received, shall be invested in money market funds authorized to invest in short term securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements with respect to such securities, including such funds to which the Owner Trustee or an Affiliate provides management advice or other services for a fee. Interest earnings on such funds invested in accordance with this Section 4.3 shall be paid to the Lessee.

         SECTION 4.4 DISTRIBUTIONS AFTER DEFAULT. Subject to the terms of
Section 5.1, the proceeds received by the Owner Trustee from the exercise of any remedy under the Lease shall be distributed pursuant to Section 4.2 above. This Trust shall cease and terminate in accordance with the terms set forth in
Section 8.1 and upon the final disposition by the Owner Trustee of all of the Trust Estate pursuant to this Section 4.4.

                                   ARTICLE V

                           DUTIES OF THE OWNER TRUSTEE

         SECTION 5.1 NOTICE OF CERTAIN EVENTS. In the event the Owner Trustee shall have knowledge of any Default or Event of Default, the Owner Trustee shall give written notice thereof within five (5) Business Days to each Holder, Lessee and the Agent unless such Default or Event of Default no longer exists before the giving of such notice. Subject to the provisions of Section 5.3 of this Trust Agreement and Sections 8.5 and 9.2 of the Participation Agreement, the Owner Trustee shall take or refrain from taking such action as the Agent shall direct until such time as the Loans are paid in full (and as more specifically provided in Sections 8.2(h) and 8.6 of the Participation Agreement) and thereafter as the Majority Holders shall direct, in each case by written instructions to the Owner Trustee. If the Owner Trustee shall have given the Agent and the Holders (and respecting Sections 8.5 and 9.2 of the Participation Agreement, the Lessee) notice of any event and shall not have received written instructions as above provided within thirty (30) days after mailing notice of such event to the Agent and the Holders (and respecting Sections 8.5 and 9.2 of the Participation Agreement, the Lessee), the Owner Trustee may, but shall be under no duty to, and shall have no liability for its failure or refusal to, take or refrain from taking any action with respect thereto, not inconsistent with the provisions of the Operative Agreements, as the Owner Trustee shall deem advisable and in the best interests of the Lenders and the Holders. For all purposes of this Trust Agreement, in the absence of actual knowledge of a Responsible Officer in the Corporate Trust Department of Trust Company, the Owner Trustee shall be deemed not to have knowledge of any Default or Event of Default unless a Responsible Officer of the Corporate Trust Department of Trust Company receives notice thereof given by or on behalf of a Holder, Lessee or the Agent.

         SECTION 5.2 ACTION UPON INSTRUCTIONS. Subject to the provisions of Sections 5.1 and 5.3, upon the written instructions of the Agent or the Majority Holders (as applicable), the Owner Trustee will take or refrain from taking such action or actions as may be specified in such instructions. If the Owner Trustee is unable to determine whether any such action or actions that it has been instructed to take by the Majority Holders or the Lessee is consistent with the provisions of the Operative Agreements, the Owner Trustee shall give notice in accordance with Section 11.4 below of such proposed action or actions to the Holders and the Lessee and unless, within ten (10) Business Days, any of such parties advises the Owner Trustee in writing that the proposed action or actions are inconsistent with the provisions of the Operative Agreements (including specific reference to the particular provisions in question), the Owner Trustee shall be entitled to presume that the proposed action or actions are not inconsistent with the provisions of the Operative Agreements and the Owner Trustee shall proceed in accordance with such instructions. The Owner Trustee and the Holders acknowledge that the Owner Trustee is required to take action and to refrain from taking action with regard to the Credit Agreement as instructed by the Lessee in accordance with, and as limited by, Section 9.1 of the Participation Agreement.

         SECTION 5.3 INDEMNIFICATION. The Owner Trustee shall not be required to take or refrain from taking any action under this Trust Agreement or any other Operative Agreement (other than the actions specified in the first sentence of Section 5.1 and in the last sentence of Section 5.4) unless Trust Company shall have been indemnified by Lessee or, at their election, by the Holders and the Lenders against any liability, fee, cost or expense (including without limitation reasonable attorneys' fees and expenses) that may be incurred or charged in connection therewith, other than such as may result from the willful misconduct, bad faith or gross negligence of the Owner Trustee. The Owner Trustee shall not be required to take any action under any Operative Agreement if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Operative Agreement to which the Owner Trustee is a party or is otherwise contrary to law. The Owner Trustee shall be under no liability with respect to any action taken or omitted to be taken by the Owner Trustee in accordance with instructions of the Agent or the Majority Holders pursuant to Section 5.2.

         SECTION 5.4 NO DUTIES EXCEPT AS SPECIFIED IN TRUST AGREEMENT OR INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Property or any portion thereof or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which the Owner Trustee is a party, except as expressly provided by the terms of this Trust Agreement or any other Operative Agreement or in written instructions from the Agent and/or the Majority Holders, as applicable, received pursuant to Sections 5.1, 5.2 or 8.4 of this Trust Agreement or Sections 8.2(h) or 8.6 of the Participation Agreement or from the Lessee pursuant to Sections 8.5 or 9.2 of the Participation Agreement; and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. The Owner Trustee shall have no duty or obligation to supervise or monitor the performance of the Construction Agent pursuant to the Construction Agency Agreement which for all purposes shall be an independent contractor. The Owner Trustee nevertheless agrees that it will (in its individual capacity and at its own cost and expense), promptly take all action as may be necessary to discharge any Lessor Liens on any part of the Trust Estate.

         SECTION 5.5 NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Owner Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Property or any portion thereof or any other part of the Trust Estate except (a) as required by the terms of the Operative Agreements, (b) in accordance with the powers granted to, or the authority conferred upon, it pursuant to this Trust Agreement, (c) in accordance with the express terms hereof or with written instructions from the Agent and/or the Majority Holders, as applicable, pursuant to Sections 5.1, 5.2 or 8.4 or (d) from the Lessee pursuant to Sections 8.5 or 9.2 of the Participation Agreement.

                  SECTION 5.6 ABSENCE OF DUTIES.

                  (a) Except in accordance with written instructions furnished pursuant to Sections 5.1, 5.2 or 8.4, and without limitation of the generality of Section 5.4, the Owner Trustee shall not have any duty to (i) file, record or deposit any Operative Agreement or any other document, or to maintain any such filing, recording or deposit or to refile, rerecord or redeposit any such document; (ii) obtain insurance on the Property or any portion thereof or effect or maintain any such insurance, other than to receive and forward to each Holder and the Agent any notices, policies, certificates or binders furnished to the Owner Trustee pursuant to the Lease; (iii) maintain the Property or any portion thereof; (iv) pay or discharge any Tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, except as provided in the last sentence of Section 5.4, other than to forward notice of such Tax or Lien received by the Owner Trustee to each Holder and the Agent; (v) confirm, verify, investigate or inquire into the failure to receive any reports or financial statements of Lessee or any other Person; (vi) inspect the Property or any portion thereof any time or ascertain or inquire as to the performance or observance of any of the covenants of Lessee or any other Person under any Operative Agreement with respect to the Property or any portion thereof; or
(vii) manage, control, use, sell, dispose of or otherwise deal with the Property or any portion thereof or any other part of the Trust Estate, except as provided in Section 5.5.

                  (b) The Owner Trustee, in the exercise or administration of the trusts and powers hereunder, including without limitation its obligations under Section 5.2, may, at the reasonable expense of Lessee, employ agents, attorneys, accountants, and auditors and enter into agreements with any of them and the Owner Trustee shall not be liable, either in its individual capacity or in its capacity as the Owner Trustee, for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected by it in good faith. Notwithstanding the foregoing, as long as there does not exist any Lease Event of Default, no such agents, attorneys, accountants or auditors shall be employed without the prior written consent of the Lessee, which consent may not be unreasonably withheld or delayed; provided that such consent shall not be required with respect to the Owner Trustee's exercise or administration of the trusts and powers hereunder if the same is required by any amendment, waiver or consent relating to any Operative Agreement.

                                   ARTICLE VI

                                THE OWNER TRUSTEE

         SECTION 6.1 ACCEPTANCE OF TRUST AND DUTIES. The Owner Trustee accepts the trust and duties hereby created and agrees to perform the same, but only upon the terms of this Trust Agreement. The Owner Trustee agrees to receive, manage and disburse all moneys constituting part of the Trust Estate actually received by it as the Owner Trustee in accordance with the terms of this Trust Agreement. The Owner Trustee shall not be answerable or accountable under any circumstances, except for (i) its own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any of its representations or warranties contained in Section 6.3 of this Trust Agreement or Section 6.1 of the Participation Agreement, (iii) its failure to perform obligations expressly undertaken by it in the last sentence of Section 5.4 of this Trust Agreement or in Section 8.2(a) of the Participation Agreement, (iv) Taxes based on or measured by any fees, commissions or compensation received by it for acting as the Owner Trustee in connection with any of the transactions contemplated by the Operative Agreements, or (v) its failure to use ordinary care to receive, manage and disburse moneys actually received by it in accordance with the terms of the Operative Agreements.

         SECTION 6.2 FURNISHING OF DOCUMENTS. The Owner Trustee will furnish to each Holder and to the Agent, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, opinions, certificates, financial statements and any other instruments or writings furnished to the Owner Trustee hereunder or under the Operative Agreements, unless by the express terms of any Operative Agreement a copy of the same is required to be furnished by some other Person directly to the Holders and/or the Agent, or the Owner Trustee shall have determined that the same has already been furnished to the Holders and the Agent.

         SECTION 6.3 NO REPRESENTATIONS OR WARRANTIES AS TO THE PROPERTIES OR OPERATIVE AGREEMENTS. THE OWNER TRUSTEE MAKES (i) NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE PROPERTY (OR ANY PORTION THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF) AND THE OWNER TRUSTEE SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PORTION THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT except that the Owner Trustee hereby represents, warrants and covenants to each Holder that it will comply with the last sentence of Section 5.4, and (ii) no representation or warranty as to the validity or enforceability of any Operative Agreement or as to the correctness of any statement made by a Person other than the Owner Trustee or the Owner Trustee contained in any thereof, except that the Owner Trustee represents, warrants and covenants to each Holder that this Trust Agreement has been and each of the other Operative Agreements which contemplates execution thereof by the Owner Trustee has been or will be executed and delivered by its officers who are, or will be, duly authorized to execute and deliver documents on its behalf and is enforceable against it in accordance with its terms except to the extent such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         SECTION 6.4 NO SEGREGATION OF MONEYS; NO INTEREST. Except as otherwise provided herein or in any of the other Operative Agreements, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, and neither Trust Company nor the Owner Trustee shall be liable for any interest thereon, except as may be agreed to in writing by the Owner Trustee or the Trust Company.

         SECTION 6.5 RELIANCE; ADVICE OF COUNSEL. The Owner Trustee shall not incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officer's Certificate of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons and not contrary to this Trust Agreement.

         SECTION 6.6 LIABILITY WITH RESPECT TO DOCUMENTS. The Owner Trustee, either in its trust or individual capacities, shall not incur any liability to any Person for or in respect of the recitals herein, the validity or sufficiency of this Trust Agreement or for the due execution hereof by each Holder or for the form, character, genuineness, sufficiency, value or validity of the Property or any portion thereof or for or in respect of the validity or sufficiency of any of the Operative Agreements and the Owner Trustee, either in its trust or individual capacities, shall in no event assume or incur any liability, duty or obligation to any Person or to any Holder, other than as expressly provided for herein or in any of the other Operative Agreements.

         SECTION 6.7 NOT ACTING IN INDIVIDUAL CAPACITY. All Persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Article VI and except to the extent that the Owner Trustee shall otherwise expressly agree in any Operative Agreement to which it is a party, including without limitation Section 6.1 and Section 8.2(a) of the Participation Agreement and the last sentence of Section 5.4 hereof.

         SECTION 6.8 BOOKS AND RECORDS; TAX RETURNS.

                  (a) The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that it may receive hereunder, or under any other Operative Agreement. The Owner Trustee shall, at the expense of Lessee, file an application with the Internal Revenue Service for a taxpayer identification number with respect to the trust created hereby. The Owner Trustee shall, at the expense of Lessee, prepare or cause to be prepared and the Owner Trustee shall sign and/or file the federal fiduciary tax return with respect to Taxes due and payable by the trust created hereby in connection with the transactions contemplated hereby and by any other Operative Agreement. Each Holder shall furnish the Owner Trustee with all such information as may be reasonably required from such Holder (as such is requested in writing by the Owner Trustee) in connection with the preparation of such tax returns. The Owner Trustee shall keep copies of all returns delivered to or filed by it.

                  (b) The Owner Trustee, either in its trust or individual capacities, shall be under no obligation to appear in, prosecute or defend any action, which in its opinion may require it to incur any out-of-pocket expense or any liability unless the Owner Trustee shall be furnished with such reasonable security and indemnity by Lessee (or, at the election of the Majority Secured Parties, by the Holders and the Lenders) against such expense or liability as it may require. The Owner Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times, without any further action by the Agent or any Holder, to protect the Property or any portion thereof and the rights and interests of the Holders pursuant to the terms of this Trust Agreement; provided, however, that the Owner Trustee may obtain reimbursement for the reasonable out-of-pocket expenses and costs of such actions, undertakings or proceedings from Lessee.

         SECTION 6.9 TAX TREATMENT. Except as otherwise required by applicable law, each of the Holders and the Owner Trustee, by entering into this Trust Agreement, agrees that it will file its own federal, state and local income, franchise and other tax returns in a manner that is consistent with the treatment of the trust as a grantor trust. The parties agree that, unless otherwise required by applicable law, the Holders shall file, or cause to be filed, annual or other necessary returns, reports and other forms consistent with the characterization of the trust as a grantor trust for such tax purposes.

                                  ARTICLE VII

                      INDEMNIFICATION OF THE OWNER TRUSTEE

         SECTION 7.1 INDEMNIFICATION GENERALLY. The Owner Trustee is indemnified for matters related to the transactions described herein by Lessee pursuant to
Section 11 of the Participation Agreement. Except as may be specifically provided from time to time hereafter in writing by the Holders, the Owner Trustee shall not have any right of indemnification from any

Holder with respect to the transactions described herein or in any of the other Operative Agreements.

         SECTION 7.2 COMPENSATION AND EXPENSES. Lessee has agreed to pay the fees and expenses of the Owner Trustee and the Holder Commitment Fees as provided in Sections 7.3 and 7.4, respectively, of the Participation Agreement.

         SECTION 7.3 LIMITATION. The Trust Company and the Owner Trustee shall not be required to exhaust their remedies against the Lessee (or any other liable Person) under the Operative Agreements before seeking to enforce their rights against the Holders under this Article VII.

                                  ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

         SECTION 8.1 TERMINATION OF TRUST AGREEMENT. This Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall, subject to the provisions of the Participation Agreement, the other Operative Agreements and Article IV of this Trust Agreement, be distributed pro rata to the Holders, and this Trust Agreement shall be of no further force or effect, upon the earliest of (a) the joint written request of the Majority Holders following the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms hereof; provided, however, that (except as provided for in the Operative Agreements) the Trust Estate shall not be subject to sale or other final disposition by the Owner Trustee prior to the payment in full and discharge of the Advances and all other indebtedness secured by the Mortgage Instruments, Security Agreement and Lease and the release of the Credit Documents and the Liens granted thereby and the payment in full of the Holder Amount and Holder Yield thereon and all other amounts owing to the Holders under any of the Operative Agreements and (b) fifty (50) years after the date hereof.

         SECTION 8.2 TERMINATION AT OPTION OF THE HOLDERS. Notwithstanding
Section 8.1, this Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall be distributed pro rata to the Holders, and this Trust Agreement shall be of no further force and effect, upon the joint election of the Holders by notice to the Owner Trustee, if such notice shall be accompanied by the written agreement of each Holder assuming all the obligations of the Owner Trustee under or contemplated by the Operative Agreements and all other obligations of the Owner Trustee incurred by it as trustee hereunder; provided, however, that each Holder agrees for the express benefit of the Agent and the Lenders, that without the consent of the Majority Lenders, no such election shall be effective until the Liens and security interests of the Security Documents on the Collateral shall have been released and until full payment of the principal of, and interest on the Loans and all other sums due to the Lenders shall have been made. Such written agreement shall be reasonably satisfactory in form and substance to the Owner Trustee and shall release the Owner Trustee from all further obligations of the Owner

Trustee hereunder and under the agreements and other instruments mentioned in the preceding sentence.

         SECTION 8.3 TERMINATION AT OPTION OF THE OWNER TRUSTEE. At any time that the Lease shall no longer be in full force and effect and the Agent shall have confirmed in writing to the Owner Trustee that the Lenders have received payment in full of the principal of and interest on the Loans and that all other sums due to the Agent and the Lenders under the Operative Agreements shall have been made, then the Holders hereby authorize the Owner Trustee to: (a) terminate this Trust Agreement and the trusts created hereby and (b) distribute and convey the Trust Estate pro rata to the Holders by executing the necessary transfer documents as contemplated by Section 8.4. The exercise of such option by the Owner Trustee shall cause this Trust Agreement to be of no further force and effect and shall release the Owner Trustee from all further obligations of the Owner Trustee hereunder and under the agreements and other instruments mentioned in the preceding sentence.

         SECTION 8.4 ACTIONS BY THE OWNER TRUSTEE UPON TERMINATION. Upon termination of this Trust Agreement and the trusts created hereby pursuant to Sections 8.1, 8.2 or 8.3, the Owner Trustee shall upon notice of such event take such action as may be necessary or as may be requested by the Majority Holders to transfer the Trust Estate pro rata to the Holders, including without limitation the execution of instruments of transfer or assignment with respect to any of the Operative Agreements to which the Owner Trustee is a party.

         SECTION 8.5 BANKRUPTCY OF HOLDER. The bankruptcy, insolvency or other similar incapacity of any Holder shall not (i) operate to terminate this Trust Agreement or the trust created hereby, (ii) entitle such Holder's legal representatives to claim an accounting or to take any action in any court for a partition or winding up of the Trustee Estate or (iii) otherwise affect the rights, obligations or liabilities of the parties hereto. Without the prior written consent of the Agent, no Holder may withdraw from the trust or obtain possession of, or otherwise exercise remedies with respect to, the Trust Estate or any portion thereof prior to the satisfaction and discharge of the Liens of the Security Documents; provided, however, nothing in this Section 8.5 shall prevent (a) the distribution of any funds to the Holders in accordance with
Section 8 of the Credit Agreement, or (b) the exercise by the Holders of any remedies with respect to the Excepted Payments.

                                   ARTICLE IX

                            SUCCESSOR OWNER TRUSTEES,
                  CO-OWNER TRUSTEES AND SEPARATE OWNER TRUSTEES

         SECTION 9.1 RESIGNATION OF THE OWNER TRUSTEE; APPOINTMENT OF SUCCESSOR.

                  (a) The Owner Trustee may resign at any time without cause by giving at least thirty (30) days' prior written notice to each Holder, the Agent and Lessee; provided, however, that such resignation shall not be effective until the acceptance of appointment by a successor Owner Trustee under Section 9.1(b). The Owner Trustee may be removed with or without cause at any time by the Majority Holders upon consent to such removal by the Agent and with sixty (60) days' prior written notice to the Owner Trustee, a copy of which notice shall be concurrently delivered by the Majority Holders to the Agent and Lessee. Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee under Section 9.1(b). In case of the resignation or removal of the Owner Trustee, the Holders may appoint a successor Owner Trustee by an instrument signed by the Majority Holders; provided, however, that such successor Owner Trustee must be approved by the Agent. In the event the Owner Trustee shall be an individual, his death or incapacity, or termination of employment (whether voluntary or involuntary) with First Security Bank, National Association (or a successor corporate Owner Trustee) shall be treated as a resignation hereunder and shall be effective immediately. If a successor Owner Trustee shall not have been appointed within thirty (30) days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee or any Holder may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one
(1) year from the date of the appointment by such court.

                  (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named an Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

                  (c) Any successor Owner Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $50,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms.

                  (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of
Section 9.1(c), be the Owner Trustee under this Trust Agreement without further act.

         SECTION 9.2 CO-TRUSTEES AND SEPARATE TRUSTEES. Whenever (a) the Owner Trustee or the Majority Holders shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to which it may be subject or to make any claim or bring any suit with respect to the Trust Estate or any

Operative Agreement, (b) the Owner Trustee or the Majority Holders shall be advised by counsel satisfactory to it that it is so necessary or prudent, or (c) the Owner Trustee shall have been directed to do so by the Majority Holders and the Agent, the Owner Trustee and the Holders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one (1) or more Persons who need not meet the requirements of Section 9.1(c) (and the Owner Trustee may appoint one (1) or more of its officers) either as co-trustee or co-trustees (the "Co-Owner Trustee"), jointly with the Owner Trustee, of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such Persons, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are satisfactory to the Owner Trustee and the Holders. In accordance with the foregoing:

                  (i) The Owner Trustee shall appoint a Co-Owner Trustee hereunder in part so that if, under any present or future law of the state where the Property is located or of any jurisdiction in which it may be necessary to perform any act in carrying out the trusts herein created, the Owner Trustee or any of its successors may be incompetent or unqualified or incapacitated or unwilling to perform certain acts as such Owner Trustee, then upon the written request of the Owner Trustee of any of its successors received by any Co-Owner Trustee, all of such acts required to be performed in such jurisdiction in the execution of the trust hereby created, shall and will be performed by any Co-Owner Trustee, or any of his successors, in trust acting alone, as if he or such successor had been specifically authorized so to do or had been the sole Owner Trustee hereunder. Any Co-Owner Trustee shall continue to perform such acts until otherwise directed in writing by the Owner Trustee or any of its successors. Any request in writing by the Owner Trustee or any of its successors to the Co-Owner Trustee shall be sufficient warrant for him to take such action as may be so requested.

                  (ii) Except as it may be deemed necessary for any Co-Owner Trustee or any of his successors solely or jointly to execute the trusts herein created, the Owner Trustee or any of its successors shall solely have and exercise the powers, and shall be solely charged with the performance of the duties, hereinbefore declared on the part of the Owner Trustee to be had, exercised and performed; and any Co-Owner Trustee shall not be liable therefor. Any Co-Owner Trustee or any successor to him may delegate to the Owner Trustee or its successor hereunder the exercise of any power, discretion or otherwise, conferred by any provision of this Trust Agreement.

                  (iii) Any act of the Owner Trustee herein required or authorized shall and will be jointly or separately performed by the Owner Trustee or its successors hereunder and by any Co-Owner Trustee or any of his successors appointed hereunder, if such joint performance or separate performance shall be necessary to the legality of such act and when so acting all references herein to "First Security Bank, National Association" shall be deemed to be references to such Co-Owner Trustee in its individual capacity and all references to "Owner Trustee" shall be deemed to be references to any Co-Owner Trustee, and such Co-

         Owner Trustee shall be entitled to all the protection, indemnification, immunity and compensation herein provided to the Owner Trustee acting singly in reference to such acts (subject to the limitations to such a protection, indemnification, immunity and compensation set forth herein).

                  (iv) The Owner Trustee or its successor in trust shall have and is hereby given the power at any time by an instrument in writing duly executed by a Vice President, to remove any Co-Owner Trustee or his successor, from his position as Co-Owner Trustee hereunder. In the case of death, resignation, removal, incapacity or inability to act hereunder of the Co-Owner Trustee, or his successor as Co-Owner Trustee, any adult citizen of the United States of America may be appointed Co-Owner Trustee hereunder by the person who shall at the time be a Vice President of the corporation then acting as the Owner Trustee hereunder by an instrument in writing duly executed, and under its corporate seal, and, subject to its right to revoke such appointment or to appoint another person, the Owner Trustee shall appoint a successor Co-Owner Trustee, such appointment to be immediately effective in case of the death, resignation, removal or inability or incapacity to act hereunder of the Co-Owner Trustee. In the event a vacancy occurs in the office of the Co-Owner Trustee, either by reason of resignation, removal, incapacity or inability to act and no successor is appointed pursuant to the foregoing provisions within thirty (30) days after such vacancy occurs, the Holders and the Agent may jointly appoint a successor to the Co-Owner Trustee in the same manner as is provided for the appointment of a successor to the Co-Owner Trustee hereunder.

                  (v) At any time or times, for the purposes of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate hereunder may at the time be located, or to avoid any violation of law or imposition of taxes not otherwise imposed on the Owner Trustee, or if the Owner Trustee shall deem it desirable for its own protection, the Owner Trustee shall have power to appoint one (1) or more persons (who may be officers of the Owner Trustee either to act as an additional co-trustee, jointly with the Owner Trustee) of all or any part of the Trust Estate hereunder, or of any property constituting part thereof, or to act as separate trustee of any part of the Trust Estate in either case with such powers as may be provided in the instrument of appointment and are consistent with the terms hereof, and to vest in such person or persons in the capacity as aforesaid, any property, title, right or power deemed necessary or desirable, subject to the remaining provisions of this Section 9.2.

                  (vi) Notwithstanding any provision of this Trust Agreement to the contrary, any additional co-trustee shall act upon and be subject to the following terms and conditions:

                           All rights, powers, duties and obligations conferred
                  or imposed upon the Owner Trustee shall be conferred or imposed solely upon and solely exercised and performed by the Owner Trustee except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee or the Owner Trustee shall be incompetent or unqualified to perform such act or acts or to avoid any violation of law or imposition of taxes not otherwise imposed on the Owner Trustee, or if the Owner Trustee shall deem it desirable for its own protection, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or Co-Owner Trustee.

                  (vii) No power granted by this Trust Agreement to, or which this Trust Agreement provides may be exercised by, the Owner Trustee in respect of the custody, control and management of moneys may be exercised by any Co-Owner Trustee or any subsequently appointed co-trustee except jointly with, or with the consent in writing of, the Owner Trustee for disbursement or application in accordance with the terms hereof.

                  (viii) All moneys which may be received or collected by any Co-Owner Trustee or such subsequently appointed co-trustees shall be paid over to the Owner Trustee to be distributed in accordance with this Trust Agreement and the other Operative Agreements.

                  (ix) Any Co-Owner Trustee, or any subsequently appointed co-trustee to the extent permitted by law, does hereby constitute the Owner Trustee or its successors hereunder his or her agent or attorney in fact, with full power and authority to do any and all acts and things and exercise any and all discretion authorized or permitted by the Co-Owner Trustee or such subsequently appointed co-trustee, in its behalf or in its name.

                  (x) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

         SECTION 9.3 NOTICE. At all times that a successor Owner Trustee is appointed pursuant to Section 9.1, an Owner Trustee resigns pursuant to Section
9.1 or the Co-Owner Trustee, a co-trustee or separate trustee, is appointed pursuant to Section 9.2, the Holders shall give joint notice of such fact within thirty (30) days of its occurrence to (x) Lessee, if the Lease is then in effect and (y) the Agent, if the Credit Agreement is in effect.

         SECTION 9.4 REQUIRED CONSENTS. Notwithstanding the provisions of Sections 9.1 and 9.2 above, the Owner Trustee shall not be removed and no successor Owner Trustee, co-trustee or separate trustee shall be appointed without the consent of the Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Lessee (which consent shall not unreasonably be withheld or delayed) as long as the Liens of the Security Documents remain in full force and effect.

                                   ARTICLE X
                                   AMENDMENTS

         SECTION 10.1 AMENDMENTS. This Trust Agreement may be terminated, amended, supplemented, waived or modified in accordance with Section 12.4 of the Participation Agreement.

         SECTION 10.2 LIMITATION ON AMENDMENTS. Notwithstanding Section 10.1, the Owner Trustee shall not, without the consent of the Agent execute any amendment that might result in the trusts created hereunder being terminated prior to the satisfaction and discharge of the Lien and security interest of the Security Documents on the Collateral or prior to the payment in full of the principal of, and interest on the Loans and other than in accordance with the terms of the Credit Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1 NO LEGAL TITLE TO TRUST ESTATE IN THE HOLDERS. The Holders shall not have legal title to any part of the Trust Estate; provided, however, that each Holder has a pro rata beneficial interest in the Trust Estate. No transfer, by operation of law or otherwise, of any right, title or interest of a Holder in and to the Trust Estate or hereunder shall operate to terminate this Trust Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         SECTION 11.2 SALE OF PROPERTY BY THE OWNER TRUSTEE IS BINDING. Any sale, transfer, or other conveyance of the Property or any portion thereof by the Owner Trustee made pursuant to the terms of this Trust Agreement or any other Operative Agreement shall bind the Holders and shall be effective to sell, transfer and convey all right, title and interest of the Owner Trustee and the Holders in and to the Property or such portion thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee. Nothing herein shall be deemed to permit any sale, transfer or other conveyance of the Property or any portion thereof by the Owner Trustee on behalf of the Trust other than in accordance with the terms of the Operative Agreements.

         SECTION 11.3 LIMITATIONS ON RIGHTS OF OTHERS. Nothing in this Trust Agreement whether express or implied, shall be construed to give to any Person, other than the Owner Trustee and each Holder, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement, any covenants, conditions or provisions contained herein or in the Trust Estate; but this Trust Agreement shall be held for the sole and exclusive benefit of the Owner Trustee and the Holders. The Agent shall have the right to enforce the provisions of Sections 5.1, 5.2, 5.3, 5.4, 6.2, 6.8, 8.1, 8.2, 8.3, 9.1, 9.2, 9.3, 10.1 and
10.2 prior to the payment in full of the principal of and interest on the Loans and such other amounts due and payable to the Lenders or the Agent under the Operative Agreements.

         SECTION 11.4 NOTICES.Unless otherwise expressly specified or permitted by the terms hereof, all notices hereunder shall be given as provided in Section
12.2 of the Participation Agreement.

         SECTION 11.5 SEVERABILITY. Any provision of this Trust Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6 LIMITATION ON THE HOLDERS' LIABILITY. No Holder shall have any liability for the performance of this Trust Agreement except as expressly set forth herein.

         SECTION 11.7 SEPARATE COUNTERPARTS. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

         SECTION 11.8 SUCCESSORS AND ASSIGNS.

                  (a) All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Trust Company, the Owner Trustee and its successors and assigns and each Holder and its successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder shall bind the successors and assigns of such Holder.

                  (b) Any Holder may transfer or assign all or any portion of its right, title and interest in the Trust Estate, this Trust Agreement and the Certificate of such Holder to an Eligible Assignee in accordance with the requirements of Section 10.1 of the Participation Agreement and pursuant to an assignment agreement in substantially the form of Exhibit B, which assignment agreement shall provide, without limitation, that the assignee undertakes and assumes all obligations and covenants of a Holder under this Trust Agreement and the other Operative Agreements. The Holder proposing the transfer or assignment shall notify the Owner Trustee, the Agent and Lessee in writing of the effective date of the transfer or assignment, which effective date shall be at least three
(3) Business Days after the date of such notification. The cost of issuance of such new Certificates shall be allocated to the assigning Holder and the assignee as determined by such parties. The Owner Trustee shall maintain a register showing the Holders and their respective interests in the Trust Estate and, upon the occurrence of a permitted assignment pursuant to this Section 11.8(b), shall issue a Certificate to the assignee and, if the assigning Holder is maintaining an interest hereunder, a new Certificate to such assigning Holder representing its revised interest in the Trust Estate. The Owner Trustee shall not recognize any purported assignment or transfer by a Holder that does not comply with the terms of this Section 11.8 and any such attempted transfer or assignment by a Holder in violation of the terms of this Section 11.8 shall be null and void and of no effect.

         SECTION 11.9 HEADINGS. The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.10 GOVERNING LAW. THIS TRUST AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF, THE STATE OF UTAH.

         SECTION 11.11 PERFORMANCE BY THE HOLDERS. Any obligation of the Owner Trustee hereunder or under any Operative Agreement or other document contemplated herein may be performed by the Holders (or by one (1) of them with the written consent of the other) and any such performance shall not be construed as a revocation of the trusts created hereby.

         SECTION 11.12 CONFLICT WITH OPERATIVE AGREEMENTS. If this Trust Agreement (or any instructions given by a Holder pursuant hereto) shall require that any action be taken with respect to any matter and any other Operative Agreement (or any instructions duly given in accordance with the terms thereof) shall require that a different action be taken with respect to such matter, and such actions shall be mutually exclusive, the provisions of such other Operative Agreement, in respect thereof, shall control.

         SECTION 11.13 NO IMPLIED WAIVER. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1; and any such waiver of the term hereof shall be effective only in the specific instance and for the specific purpose given.

         SECTION 11.14 SUBMISSION TO JURISDICTION; VENUE. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         SECTION 11.15 THIRD PARTY BENEFICIARY. The parties hereto acknowledge and agree that the Lessee is a third party beneficiary of this Agreement and has all rights attendant thereto.

         SECTION 11.16 REPRESENTATION AND WARRANTIES. To induce the Holders to enter into this Agreement and to make the Holder Advances, each of the Owner Trustee and the Trust Company hereby makes and affirms the representations and warranties set forth in Section 6.1 of the Participation Agreement to the same extent as if such representations and warranties were set forth in this Agreement in their entirety.

         SECTION 11.17 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If any Certificate shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request and at the sole cost and expense of the Holder of such Certificate, issue and deliver in replacement thereof a new Certificate in the form of Exhibit A hereto, to the same Holder and dated the same date as the Certificate so mutilated, destroyed, lost or stolen. The Owner Trustee shall make a notation on each new Certificate of the amount of all redemptions of Advances and payments of yield theretofore made on the Certificate so mutilated, destroyed, lost or stolen and the date to which yield on such old Certificate has been paid. If the Certificate being replaced has been mutilated, such Certificate shall be surrendered to the Owner Trustee. If the Certificate being replaced has been destroyed, lost or stolen, the Holder of such Certificate shall furnish to the Owner Trustee (a) such security or indemnity as may be required by the Owner Trustee to save the Owner Trustee harmless and (b) evidence satisfactory to the Owner Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date set forth above.


                                        HOLDERS:

                                        ABN AMRO LEASING, INC., as a Holder

                                        By:      /s/ ELIZABETH R. MCCLELLAN
                                               --------------------------------
                                        Name:    Elizabeth R. McClellan
                                               --------------------------------
                                        Title:   Vice President
                                               --------------------------------

                                        CREDIT SUISSE LEASING 92A, L.P.,
                                        as a Holder


                                        By:      /s/ Darcy Sledge
                                               --------------------------------
                                        Name:    Darcy Sledge
                                               --------------------------------
                                        Title:   VP
                                               --------------------------------

                                        By:      /s/ RICHARD O'DAY
                                               --------------------------------
                                        Name:    Richard O'Day
                                               --------------------------------
                                        Title:   VP
                                               --------------------------------

                                        CREDIT LYONNAIS LEASING
                                        CORPORATION, as a Holder

                                        By:      /s/ L.M. WERTHEIM
                                               --------------------------------
                                        Name:    L.M. Wertheim
                                               --------------------------------
                                        Title:   President
                                               --------------------------------

                                        FBTC LEASING CORP., as a Holder


                                        By:      /s/ VICTOR MORA    .
                                               --------------------------------
                                        Name:    Victor Mora
                                               --------------------------------
                                        Title:   Vice President
                                               --------------------------------

                                        OWNER TRUSTEE:

                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION, not individually,
                                        except as stated herein, but solely
                                        as the Owner Trustee under the
                                        VS Trust 2000-2

                                        By:      /s/ VAL T. ORTON
                                               --------------------------------
                                        Name:    Val T. Orton
                                               --------------------------------
                                        Title:   Vice President
                                               --------------------------------

                                   SCHEDULE I

                               HOLDER COMMITMENTS


                                                                              HOLDER COMMITMENT
                                                                 -------------------------------------------
                      NAME OF HOLDER                                 AMOUNT                     PERCENTAGE
                                                                 -------------               ---------------
ABN AMRO Leasing, Inc                                             $1,145,000.00                15.70644719 %

Credit Lyonnais Leasing Corporation                               $3,000,000.00               41.152263337 %

Credit Suisse Leasing 92A, L.P.                                   $2,000,000.00                27.43484225 %

FBTC Leasing Corporation                                          $1,145,000.00                15.70644719 %

TOTAL                                                             $7,290,000.00               100.00000000 %

                                    EXHIBIT A

                           FORM OF HOLDER CERTIFICATE

                    First Security Bank, National Association
                                  Trustee Under
                   Trust Agreement Dated As Of July ___, 2000
                               Holder Certificate

                                 VS TRUST 2000-2

                                                              ____________, 2000

         FIRST SECURITY BANK, NATIONAL ASSOCIATION, as trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement dated as of July 28, 2000 (herein called the "Trust Agreement", the defined terms therein not otherwise defined herein being used herein with the same meanings), among the several banks and other financial institutions from time to time parties to the Trust Agreement as the Holders and the Owner Trustee, hereby certifies for the benefit of [HOLDER] as follows: (i) this Holder Certificate is a Holder Certificate referred to in Section 3.1(d) of the Trust Agreement, which Holder Certificate has been issued by the Owner Trustee pursuant to the Trust Agreement and (ii) subject to the prior payment of Notes to the extent provided for in
Section 8.7 of the Participation Agreement, and to the assignment, pledge or mortgage of the Trust Estate to secure the Notes as set forth in the applicable Operative Agreements, the holder of this Holder Certificate has an undivided beneficial interest in properties of the Owner Trustee constituting part of the Trust Estate and is entitled to receive as provided in the Trust Agreement, a portion of the Rent received or to be received by the Owner Trustee for the Property as well as a portion of certain other payments which may be received by the Owner Trustee pursuant to the terms of the Operative Agreements as more particularly set forth therein.

         All amounts payable hereunder and under the Trust Agreement shall be paid only from the income and proceeds from the Trust Estate and only to the extent that the Owner Trustee (or the Agent on behalf of the Owner Trustee) shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of the Trust Agreement, except as specifically provided in Section 6.1 of the Trust Agreement; and the holder hereof, by its acceptance of this Holder Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof as provided in the Trust Agreement and that, except as specifically provided in the Trust Agreement, the Owner Trustee is not personally liable to the holder hereof for any amount payable under this Holder Certificate or the Trust Agreement.

         The amounts payable to the holder hereof pursuant to the Trust Agreement shall be paid or caused to be paid by the Owner Trustee to, or for the account of, such Holder, or its nominee, by transferring such amount in immediately available funds to a bank institution or banking institutions with bank wire transfer facilities for the account of such Holder or as otherwise instructed in writing from time to time by such Holder.

         All Holder Advances evidenced by this Holder Certificate with respect to any portion of the Property shall mature, and all amounts payable to the holder hereof pursuant to the Trust Agreement with respect to such portion of the Property shall be due and payable, on the Maturity Date with respect to such portion of the Property.

         This Holder Certificate shall bear a yield on the unpaid amount hereof from time to time outstanding hereunder and under the Trust Agreement at the Holder Yield as provided in the Trust Agreement. The Holder Yield on this Holder Certificate shall be computed as provided in the Trust Agreement and shall be payable at the rates, at the times and from the dates specified in the Trust Agreement.

         From and after the execution of the Participation Agreement, the rights of the holder of this Holder Certificate under the Trust Agreement as well as the beneficial interest of the holder of this Holder Certificate in and to the properties of the Owner Trustee constituting part of the Trust Estate, are subject and subordinate to the rights of the holders of the Notes to the extent provided in the applicable Operative Agreements. The Trust Estate has been or will be assigned, pledged and mortgaged to the Agent, on behalf of the Lenders and the Holders, as security for the Notes and the Holder Certificates. Reference is hereby made to the Trust Agreement, the Participation Agreement, the Credit Agreement, the Security Agreement and the Notes for statements of the rights of the holder of this Holder Certificate and of the rights of the holders of, and the nature and extent of the security for, the Notes, as well as for a statement of the terms and conditions of the trusts created by the Trust Agreement, to all of which terms and conditions the holder hereof agrees by its acceptance of this Holder Certificate.

         The holder hereof, by its acceptance of this Holder Certificate, agrees not to transfer this Holder Certificate except in accordance with the terms of the Trust Agreement and the other Operative Agreements.

         THIS HOLDER CERTIFICATE SHALL BE INTERPRETED AND ENFORCED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF UTAH. WHENEVER POSSIBLE EACH PROVISION OF THIS HOLDER CERTIFICATE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS HOLDER CERTIFICATE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS HOLDER CERTIFICATE.

         IN WITNESS WHEREOF, the undersigned authorized officer of the Owner Trustee has executed this Holder Certificate as of the date first set forth above.


                                      FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly set forth herein, but solely as the Owner Trustee under the VS Trust 2000-2


                                      By:
                                         --------------------------------
                                      Name:
                                         --------------------------------
                                      Title:
                                         --------------------------------

                                    EXHIBIT B

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Trust Agreement, dated as of July 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"), among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity except as stated therein, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Owner Trustee" or the "Owner Trustee") and the Holders named therein. Unless otherwise defined herein, terms defined in the Trust Agreement (or pursuant to Section 1 of the Trust Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Trust Agreement.

         [____________________] (the "Assignor") and [____________________] (the
"Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a [___%] interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Trust Agreement with respect to the facility contained in the Trust Agreement as are set forth on Schedule 1 hereto (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Trust Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Trust Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Owner Trustee or any other obligor or the performance or observance by the Owner Trustee, or any other obligor of any of their respective obligations under the Trust Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Certificate held by it evidencing the Assigned Facility and requests that the Owner Trustee exchange such Certificate for a new Certificate payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Certificate payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent, any other Holder or the Owner Trustee and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Trust Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent and the Owner Trustee, respectively, to take such action as agent on its behalf and to exercise such powers and discretion under the Trust Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent and the Owner Trustee, respectively, by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Trust Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Trust Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Holder including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to
Section 11.2(e) of the Participation Agreement.

         4. The effective date of this Assignment and Acceptance shall be [_________, ____] (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Owner Trustee for acceptance by it and recording by the Owner Trustee pursuant to Section 11.8(b) of the Trust Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Owner Trustee, be earlier than five (5) Business Days after the date of such acceptance and recording by the Owner Trustee).

         5. Upon such acceptance and recording, from and after the Effective Date, the Owner Trustee shall make, or cause to be made, all payments in respect of the Assigned Interest (including without limitation payments of Holder Advance, yield, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Owner Trustee for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (a) the Assignee shall be a party to the Trust Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Trust Agreement and the other Operative Agreements.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.


                                     [                             ]
                                      -----------------------------

                                     By:
                                        ---------------------------
                                     Name:
                                        ---------------------------
                                     Title:
                                        ---------------------------

                                     [                             ]
                                        ---------------------------

                                     By:
                                        ---------------------------
                                     Name:
                                        ---------------------------
                                     Title:
                                        ---------------------------

                                     Consented To:

                                     VERITAS SOFTWARE GLOBAL CORPORATION, as the
                                     Construction Agent and as the Lessee


                                     By:
                                        ---------------------------
                                     Name:
                                        ---------------------------
                                     Title:
                                        ---------------------------

                                     ABN AMRO BANK N.V., as the Agent


                                     By:
                                        ---------------------------
                                     Name:
                                        ---------------------------
                                     Title:
                                        ---------------------------

                                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the VS Trust 2000-2

                                     By:
                                        ---------------------------
                                     Name:
                                        ---------------------------
                                     Title:
                                        ---------------------------

                                   SCHEDULE 1

                          To Assignment And Acceptance
                        Relating To The Trust Agreement,
                Dated As Of July 28, 2000 (the "Trust Agreement")
                                      Among
                   First Security Bank, National Association,
                   Not Individually Except As Stated Therein,
                        But Solely As The Owner Trustee,
                                       And
                            The Holders Named Therein


Name of Assignor:                 [                                           ]
                                   -------------------------------------------

Name of Assignee:                 [                                           ]
                                   -------------------------------------------

Effective Date of Assignment:     [                                           ]
                                   -------------------------------------------


            TRUST AGREEMENT                         HOLDER ADVANCE                           COMMITMENT
           FACILITY ASSIGNED                        AMOUNT ASSIGNED                      PERCENTAGE ASSIGNED
Holder Commitment Amount pursuant to              [$_______________]            [_______% of the aggregate Holder
above-referenced Trust Agreement                                                Commitment (which is [_____%] of the
                                                                                Assignor's Holder Commitment




                                     [                             ]
                                      -----------------------------

                                     By:
                                        ---------------------------
                                     Name:
                                        ---------------------------
                                     Title:
                                        ---------------------------


                                     [                             ]
                                      -----------------------------

                                     By:
                                        ---------------------------
                                     Name:
                                        ---------------------------
                                     Title:
                                        ---------------------------